Exhibit 99.5
ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Amendment to Certificate of Designation After Issuance of Class or Series (PURSUANT TO NRS 78.1955)

USE ONLY USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation
For Nevada Profit Corporations
(Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

nFinanSe Inc.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Series C Convertible Preferred Stock, $0.001 par value per share

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

See Attachment.  The Certificate of Designation for the Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred”), of nFinanSe Inc. (the “Company”) is revised such that the Series C Preferred's Liquidation Preference is to be paid only after payment of the liquidation preference applicable to the Company's Series D Convertible Preferred Stock, par value $0.001 per share, and paid on a pari passu basis with the liquidation preferences of the Company's Series A Convertible Preferred Stock, par value $0.001 per share, and Series B Convertible Preferred Stock, par value $0.001 per share.

5. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X   /s/ Raymond P. Springer
Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. NV059 - 05/22/2009 C T System Online	Nevada Secretary of State NRS Amend Designation - After Revised: 3-6-09

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov	Filing Instructions for the Amendments Division

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MAIN OFFICE: Regular and Expedited Filings	SATELLITE OFFICES: Expedited Filings Only
Secretary of State Amendments Division 204 North Carson Street, Suite 1 Carson City NV 89701-4520 Phone: 775-684-5708 Fax: 775-684-5731	Secretary of State – Las Vegas Commercial Recordings Division 555 East Washington Ave, Suite 5200 Las Vegas NV 89101 Phone: 702-486-2880 Fax: 702-486-2888	Secretary of State - Reno Commercial Recordings Division 1755 East Plumb Lane, Suite 231 Reno NV 89502 Phone: 775-688-1257 Fax: 775-688-1858

NV059 - 05/22/2009 C T System Online	Nevada Secretary of State AM Instructions Revised on: 3-5-09

Attachment

4.  By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

Section 3 of the Certificate of Designations, Rights and Preferences of Series C Convertible Preferred Stock of nFinanSe Inc. is amended and restated to its entirety as follows:

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (any such event being hereinafter referred to us a (“Liquidation”), distributions to the shareholders of the corporation shall be made in the following manner:

(i) the holders of then outstanding shares of the Corporation’s Series D Convertible Preferred Stock, $0.001 par value per share (“Series D Preferred Stock”), will be entitled to receive payment out of such assets of the Corporation in an amount equal to the greater of (i) $3.00 per share of Series D Preferred Stock (such applicable foregoing amount being referred to as the “Series D Liquidation Preference”), plus any declared but unpaid dividends, and (ii) the amount such holder would have received if such holder had converted its shares of Series D Preferred Stock to Common Stock, subject to but immediately prior to such Liquidation.  In the event the assets of the Corporation are insufficient to pay the full Series D Liquidation Preference to all holders of Series D Preferred Stock, the assets of the Corporation shall be distributed ratably among such holders in proportion to the product of the liquidation preference for each such share and the number of shares owned by such holder.

(ii) After payment of the Series D Liquidation Preference to the holders of Series D Preferred Stock, the Corporation’s Series A Convertible Preferred Stock, $0.001 per value per share (the “Series A Preferred Stock”), the Corporation’s Series B Convertible Preferred Stock, $0.001 per value per share (the “Series B Preferred Stock”), and the Series C Preferred Stock, on a pari passu basis, will be entitled to receive payment out of such assets of the Corporation as follows:

(a) in the case of the Series A Preferred Stock, an amount equal to the greater of (i) $1.00 per share of Series A Preferred Stock (such applicable foregoing amount being referred to as the “Series A Liquidation Preference”), plus any accumulated but unpaid dividends (whether or not earned or declared) on the Series A Preferred Stock, and (ii) the amount such holder would have received if such holder had converted its shares of Series A Preferred Stock to Common Stock, subject to but immediately prior to such Liquidation;

(b) in the case of the Series B Preferred Stock, an amount equal to the greater of (i) $3.00 per share of Series B Preferred Stock (such applicable foregoing amount being referred to as the “Series B Liquidation Preference”), and (ii) the amount such holder would have received if such holder had converted its shares of Series B Preferred Stock to Common Stock, subject to but immediately prior to such Liquidation; and

(c) in the case of the Series C Preferred Stock, an amount equal to the greater of (i) $2.00 per share of Series C Preferred Stock (such applicable foregoing amount being referred to as the “Series C Liquidation Preference”), and (ii) the amount such holder would have received if such holder had converted its shares of Series C Preferred Stock to Common Stock, subject to but immediately prior to such Liquidation.

In the event the assets of the Corporation are insufficient to pay the full Series A Liquidation Preference, Series B Liquidation Preference and Series C Liquidation Preference, the assets of the Corporation shall be distributed on a pari passu basis among such holders in proportion to the product of the liquidation preference for each such share and the number of shares owned by such holder.

(b) If the assets of the Corporation available for distribution to stockholders exceed the aggregate amount payable with respect to all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred and Series D Preferred Stock then outstanding, then, after the payments required by Section 3(a) above shall have been made or irrevocably set aside, the holders of Common Stock shall be entitled to receive payment of a pro rata portion of such remaining assets based on the aggregate number of shares of Common Stock held or deemed to be held by such holder.  The holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred and Series D Preferred Stock shall not have the right to participate in such aforementioned distribution.